Table of Contents
Letter from the Chairman  .....................   1
A Discussion with the Fund Manager  ..........    3
Fund Manager's Profile  ......................    6
Performance Summary  .........................    7
Fund Facts  ..................................    8
Portfolio Concentration  .....................    9
Portfolio of Investments  ....................   10
Financial Statements  ........................   12
Notes to Financial Statements  ...............   18
Independent Auditors' Report  ................   23
The MFS Family of Funds  .....................   24
Trustees and Officers  .......................   25



Highlights

[bullet] While the Fund's technology holdings hindered performance during the last quarter of 1995 and the first quarter of 1996, this was partly offset by good performance in the Fund's holdings in energy, financial services, and leisure.

[bullet] The Fund's concentration in health care and technology was increased, while weightings in the financial services and retail sectors were reduced.

[bullet] The Fund has sought companies that we expect to increase earnings through cost cutting, greater productivity, increased market share, and better balance sheet management.

Letter from the Chairman

[Photo: A. Keith Brodkin]

Dear Shareholders:

With over half of 1996 behind us, the U.S. economy appears to have settled into a pattern of fairly reasonable growth and moderate inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Real growth in gross domestic product has exceeded our expectations so far this year, and we now expect that growth for all of 1996 could accelerate slightly and exceed 2.5%. Although the individual consumer appears to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the automobile and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. However, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. exports while subduing the capital spending plans of American corporations.

While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in the growth of corporate earnings and the increases in interest rates experienced so far this year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the longer-term health of the equity market. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

Finally, you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Discussion with the Fund Manager, we have added new information on the

Fund's holdings, including charts illustrating the portfolio's concentration in the different investments that meet its criteria. Near the back of the report is a list of phone numbers and addresses, in case you need to contact MFS.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

September 20, 1996

A Discussion with the Fund Manager

[Photo: Kenneth J. Enright]

For the 12 months ended August 31, 1996, the Fund's Class A shares provided a total return of 3.92%, while Class B shares returned 3.17%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to an 18.72% return for the unmanaged Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance.

Q. What do you think were some of the things that affected performance, Ken?

A. Consistent with the Fund's charter to be non-diversified, the Fund was overweighted in a number of industries, particularly technology. For most of calendar year 1995, this helped overall performance, but hindered results in the last quarter of that year and the first quarter of 1996. In addition, weakness in the Fund's gaming positions and continued softness in stocks of health maintenance organizations, recent additions to the Fund, have also hurt results. Also, many of the sectors in which the Fund invested are in the NASDAQ industrials and that index lagged the S&P 500 by over 10% over the past year. This has been offset to some degree by good performance in the Fund's energy holdings as well as strong individual performance in names such as First Interstate, Freddie Mac, Intel, BMC Software, Promus Hotels, Tyco International, and ADT Ltd.

Q. How would you describe the business and economic environment you faced over the past 12 months, particularly as it relates to the sectors in the Fund?

A. Generally, the backdrop for financial assets remains, as it has for the past 18 months, quite constructive, with modest economic growth, a fairly benign inflation environment, and the continued potential for fiscal discipline in Washington. All this did not go unnoticed by investors as the market surged in 1995, although additional gains in 1996 have been harder to achieve. For most of this year, the breadth of the market has been decidedly narrower, which has led to increased volatility. Investors have been reacting aggressively to news on the economic data front and earnings reports. Given the sector orientation of the Fund, this type of action increases short-term volatility as the market rotates among industry sectors, with individual groups having price changes ranging from 10% to 20% in either direction while the overall market makes little headway.

Q. The Fund normally focuses on five sectors at a time. Which ones are you emphasizing now, and why?

A. The Fund has recently narrowed its sector focus to four areas. The technology weighting has been increased to approximately 30% of the portfolio from a low of 17% in late 1995. Dramatic price corrections in many of that industry's segments have presented the Fund with what we believe is an opportunity to buy high-quality companies at relative valuations well below the market and historic averages despite our expectations of above average earnings growth. Energy weightings, primarily oil service companies, have been modestly increased as the prospect for consolidation-driven cost-savings and enhanced operating leverage in a favorable overall environment for energy, both natural gas and oil, continues to bode well for superior earnings growth. The Fund's allocation to the leisure sector, primarily gaming and wireless communications, has remained approximately the same, although a reduction in gaming issues has been offset by an increase in Telephone Data Systems, the Fund's largest holding. The current market value of this stock is well below what we believe to be the sum of its individual parts and, in our view, the prospect for a corporate restructuring to unlock these values is very high.

The health care sector has been added over the past six months and consists primarily of health maintenance organizations (HMO). Stocks in this controversial area suffered major corrections as earnings growth slowed, due primarily to weaker-than-expected pricing. We still believe the prospects for unit growth are very positive and pricing expectations have improved, and expect earnings for the HMOs to reaccelerate in 1997 and beyond. Finally, the "other" category, which consists of prospective future sectors and/or individual ideas where we believe the Fund is better off owning than not, has been concentrated to reduce the number of holdings and increase weightings in stocks we believe represent attractive values. Some examples are Tyco International, ADT LTD., Wisconsin Central, Loral Space and Communications, Office Depot, McDonnell Douglas, Sears, and Equitable of Iowa.

Q. Have you made any significant changes in your holdings or sector weightings over the past year, and why?

A. Yes, as I mentioned, the Fund's concentration in particular sectors has increased modestly, with health care being added and technology getting a higher weighting, while weightings in the financial services and retail sectors were dramatically lowered. Financial service stocks have performed well in 1996, which reduced their relative attractiveness. Retail prospects were mixed after a weak Christmas but rotation by investors to this sector allowed the Fund to reduce its holdings.


Q. Can you name some stocks or sectors that performed well, or better than expected, and tell us why you think they did well?

A. One successful theme the Fund has pursued cuts across a number of industries, including oil services, banks, and aerospace and defense. This theme was the consolidation of slow-growth industries where valuations reflect the prospects for continued but anemic growth, as opposed to an acceleration of earnings growth through cost cutting, greater productivity, increased market share, and better balance sheet management. Weatherford, BJ Services, Cooper Cameron, First Interstate, Fleet Financial Group, Loral, and McDonnell Douglas are all successful examples of companies whose prospects for accelerating earnings growth became apparent, increasing the appeal of these companies to other investors.

Q. Now what about some stocks or sectors that did not perform as well as you expected?

A. Technology is surely one, as expectations got ahead of fundamentals. Investors focused too heavily on the positive demand outlook, which now appears to have been partly overstated due to the industry's practice of double ordering and ignored the industry's rush to add capacity. These factors all collided and caused a severe correction in the sector that has taken almost a year to shake out. A second example was our expectation for state gaming license growth. We did not properly weigh the negative political impact on this process, either in the approval of state gaming or, once approval was granted, limitations on the number of licenses. That industry has seen a major shake-out of participants and only the well-financed, strongly managed companies appear positioned to prosper in what we still see as an above-average growth industry.

Q. Looking ahead, what changes do you see in the overall market environment as it relates to your Fund?

A. We still believe the economy will continue to grow, albeit at a moderate rate. Also, this subdued level of growth should help inflation remain modest. This environment will put a premium on the visibility and growth of earnings. That means the market is likely to keep trading in a narrow range marked by volatile rotations among sectors. In this environment, we believe the best course of action for the Fund is to concentrate holdings in companies led by strong management teams and which have visible earnings growth and attractive relative valuations.

Q. How are you positioning the Fund to try and take advantage of those changes?

A. The Fund has concentrated its holdings and is overweighted in four sectors, each of which we believe offers a favorable risk/reward ratio. For example, we believe the technology industry continues to represent an area where demand will grow at levels above that of the overall economy. Well-positioned companies that execute properly are more likely to show strong earnings growth, and the recent stock market correction has presented an opportunity to purchase quality names at price-earnings ratios well below these expected growth rates. The HMO area also presents an opportunity to invest in what we see as a growth sector where the market perception is different from ours. We believe earnings for a number of HMOs will more closely approximate unit growth expectations of 18% to 25%, while current valuations of the stocks appear to discount a decidedly slower progression.

/s/ Kenneth J. Enright
    Kenneth J. Enright
    Fund Manager

--------------------------------------------------------------------------------
Fund Manager's Profile

Kenneth Enright joined the MFS Research Department in 1986. A graduate of Boston State College and of the Babson College Graduate School of Business Administration, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. Mr. Enright became Fund Manager of MFS Managed Sectors Fund in 1993. He is a Chartered Financial Analyst (C.F.A.).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information

Dividend received deduction: 7.93%

For the year ended August 31, 1996, the distributions from
long-term capital gains were $28,890,777.
--------------------------------------------------------------------------------

Performance Summary

The information below and on the following page illustrates the historical performance of MFS Managed Sectors Fund Class B shares in comparison to various market indicators. Class B share results do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

The performance of Class A shares will be greater than or less than the line shown, based on differences in loads and fees paid by shareholders investing in different classes.

Class A shares were offered effective September 20, 1993. Information on Class A share performance appears on the next page.

--------------------------------------------------------------------------------
Line chart

Growth of Hypothetical $10,000 Investment
(For the Period from January 1, 1987 through August 31, 1996)

             MFS
             Managed        Consumer
             Sectors        Price       S&P 500
             Fund           Index       Composite
             ----           -----       ---------
1/1/87        10000         10000         10000
8/31/87       16455         10350         13883
8/31/88       12318         10764         11403
8/31/89       17678         11270         15864
8/31/90       15341         11903         15064
8/30/91       20364         12356         19118
8/31/92       22065         12744         20627
8/31/93       26261         13097         23762
8/31/94       26762         13477         25058
8/31/95       33505         13830         30402
8/31/96       34566         14225         36070
--------------------------------------------------------------------------------
Class A share performance on the next page includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 20, 1993. Sales charges and operating expenses for Class A and Class B shares differ. Class B share performance which is included within the Class A SEC share performance has been adjusted to reflect the maximum initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. Class A share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.

Average Annual Total Returns

                                                                  Life of
                                                                   Class
                                                                  through
                                   1 Year    3 Years   5 Years    8/31/96
 -------------------------------- --------- --------- ---------  ---------
MFS Managed Sectors Fund
  (Class A) including 5.75%
  sales charge                      -2.07%     +8.60%   +10.56%   +13.17%
 -------------------------------- --------- --------- ---------  ---------
MFS Managed Sectors Fund
  (Class A) at net asset value      +3.92%    +10.37%   +11.64%   +13.74%
 -------------------------------- --------- --------- ---------  ---------
MFS Managed Sectors Fund
  (Class B) with CDSC               -0.23%     +8.90%   +10.90%   +13.49%
 -------------------------------- --------- --------- ---------  ---------
MFS Managed Sectors Fund
  (Class B) without CDSC            +3.17%     +9.59%   +11.16%   +13.49%
 -------------------------------- --------- --------- ---------  ---------
Average specialty/miscellaneous
  fund                             +11.64%    +10.83%   +14.86%   +12.18%
 -------------------------------- --------- --------- ---------  ---------
Standard & Poor's 500 Composite
  Index                            +18.72%    +14.98%   +13.57%   +13.36%
 -------------------------------- --------- --------- ---------  ---------
Consumer Price Index[S]             +2.86%     +2.79%    +2.86%    +3.67%
 -------------------------------- --------- --------- ---------  ---------

[S] The Consumer Price Index is a popular measure of change in prices.

Class A SEC results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable CDSC, which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Fund Facts

Strategy:               The Fund's investment objective is to provide
                        capital appreciation. As much as 50% of the Fund's assets may be in one sector or cash.
Commencement of
investment operations:  December 29, 1986

Size:                   $337.4 million as of August 31, 1996
--------------------------------------------------------------------------------

Portfolio Concentration as of August 31, 1996

Top Ten Holdings

Telephone & Data Systems, Inc.
  Provides rural and local telephone services

Intel Corp.
 Semiconductor manufacturer

Tyco International Ltd.
 Manufacturer of fire protection,
 packaging, and electronic equipment

Harrah's Entertainment, Inc.
 Operates gaming operations in
 several states

Occidental Petroleum
 Worldwide oil and natural gas
 production company

ADT Ltd.
 Commercial and residential
 security company

National Semiconductor Corp.
 Semiconductor manufacturer

Electronic Arts, Inc.
 Entertainment software company

Healthsource, Inc.
 Health maintenance organization

Cabletron Systems, Inc.
 Provides local area networks (LANs)
 for computer systems

Largest Sectors
[Graphic: Pie Chart]

Technology             31.6%
Other                  25.1%
Leisure                18.5%
Energy                 12.4%
Health Care            12.4%

Portfolio of Investments - August 31, 1996

Common Stocks - 96.8%
==========================================================================
 Issuer                                       Shares            Value
--------------------------------------------------------------------------
Energy - 12.4%
BJ Services Co.*                              150,000       $  5,643,750
Camco International, Inc.                     105,000          3,556,875
Cooper Cameron Corp.*                         109,000          5,749,750
Occidental Petroleum Corp.                    400,000          9,300,000
Seacor Holdings, Inc.*                        134,900          6,137,950
Tidewater, Inc.                                95,000          3,645,625
Weatherford Enterra, Inc.*                    269,400          7,745,250
                                                           ---------------
                                                            $ 41,779,200
--------------------------------------------------------------------------
Health Care - 12.4%
CIGNA Corp.                                    26,500       $  3,077,312
Coventry Corp.*                               543,700          7,170,044
Healthsource, Inc.*                           550,800          8,262,000
Healthsouth Corp.*                             72,900          2,360,137
Pacificare Health Systems, Inc., "A"*           3,600            274,500
Pacificare Health Systems, Inc., "B"*          72,200          5,812,100
Pharmacia & Upjohn, Inc.                       83,000          3,486,000
St. Jude Medical, Inc.*                       110,800          3,974,950
United Healthcare Corp.                       184,000          7,107,000
Ventritex, Inc.*                               30,900            421,013
                                                           ---------------
                                                            $ 41,945,056
--------------------------------------------------------------------------
Leisure - 18.5%
American Portable Telecom, Inc.*              200,000       $  1,900,000
Argosy Gaming Corp.*                          350,000          2,275,000
Harrah's Entertainment, Inc.*                 596,000         11,324,000
MGM Grand, Inc.*                               94,200          3,556,050
Promus Hotel Corp.*                           237,000          7,139,625
Showboat, Inc.                                175,000          3,478,125
Telephone & Data Systems, Inc.                770,000         32,821,250
                                                           ---------------
                                                            $ 62,494,050
--------------------------------------------------------------------------
Technology - 31.6%
Adobe Systems, Inc.                           132,000       $  4,603,500
ADT Ltd.*                                     450,100          8,833,213
Analog Devices, Inc.*                         280,000          6,755,000
Atmel Corp.*                                  135,000          3,493,125
BMC Software, Inc.*                            69,800          5,200,100
Cabletron Systems, Inc.*                      130,000          7,930,000
Digital Equipment Corp.*                      150,000          5,793,750
Electronic Arts, Inc.*                        275,600          8,509,150
Intel Corp.                                   185,000         14,765,312
Microsoft Corp.*                               30,000          3,675,000
National Semiconductor Corp.*                 472,000          8,673,000
Oracle Systems Corp.*                         123,000          4,335,750
Spectrum Holobyte, Inc.*                      800,000          4,100,000
Sun Microsystems, Inc.*                       136,000          7,395,000
Sybase, Inc.*                                 215,000          3,463,516
U.S. Robotics Corp.*                          135,000          7,087,500
Xilinx, Inc.*                                  60,000          2,100,000
                                                           ---------------
                                                            $106,712,916
--------------------------------------------------------------------------

Other - 21.9%
Advanta Corp., "B"                            123,300       $  5,486,850
AGCO Corp.                                    301,700          7,127,662
Colgate-Palmolive Co.                          57,000          4,631,250
Equitable of Iowa Cos.                        210,000          7,717,500
Federated Department Stores, Inc.*            103,900          3,597,538
Loral Space & Communications Corp.*           305,700          4,279,800
McDonnell Douglas Corp.                       100,000          5,012,500
Office Depot, Inc.*                           455,000          7,223,125
PowerGen PLC (United Kingdom)                 626,100          3,538,431
Sears, Roebuck & Co.                          160,200          7,048,800
Tyco International Ltd.                       313,000         13,224,250
Wisconsin Central Transportation  Corp.*      137,400          4,843,350
                                                           ---------------
                                                            $ 73,731,056
--------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $305,967,668)         $326,662,278
--------------------------------------------------------------------------
Convertible Bonds - 0.1%
--------------------------------------------------------------------------
                                          Principal Amount
                                             (000 Omitted)
--------------------------------------------------------------------------
Spectrum Holobyte, Inc., 6.5s, 2002
   (Technology)(##)                          $    560       $    327,600
Ventritex, Inc., 5.75s, 2001 (Other)              120            123,900
--------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $680,000)         $    451,500
--------------------------------------------------------------------------
Short-Term Obligations - 1.5%
--------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,  due
  9/04/96                                    $  1,500       $  1,499,348
Federal National Mortgage Assn.,  due
  9/20/96                                       1,275          1,271,487
General Electric Capital Corp.,
   due 9/03/96                                  2,080          2,079,390
--------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost             $  4,850,225
--------------------------------------------------------------------------
Total Investments (Identified Cost, $311,497,893)           $331,964,003
Other Assets, Less Liabilities - 1.6%                          5,398,547
--------------------------------------------------------------------------
Net Assets - 100.0%                                         $337,362,550
--------------------------------------------------------------------------

 * Non-income producing security.

## SEC Rule 144A restriction.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities

========================================================================
                    August 31, 1996
 -----------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $311,497,893)   $331,964,003
  Cash                                                           5,253
  Receivable for investments sold                           10,458,880
  Receivable for Fund shares sold                               78,450
  Interest and dividends receivable                            135,163
  Other assets                                                  12,761
                                                         ---------------
    Total assets                                          $342,654,510
                                                         ---------------
Liabilities:
  Payable for investments purchased                       $  4,417,435
  Payable for Fund shares reacquired                           536,614
  Payable to affiliates -
    Management fee                                              13,986
    Shareholder servicing agent fee                              3,301
    Distribution fee                                           158,864
  Accrued expenses and other liabilities                       161,760
                                                         ---------------
    Total liabilities                                     $  5,291,960
                                                         ---------------
Net assets                                                $337,362,550
                                                         ---------------
Net assets consist of:
  Paid-in capital                                         $278,805,599
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                              20,466,179
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions           38,348,182
  Accumulated net investment loss                             (257,410)
                                                         ---------------
    Total                                                 $337,362,550
                                                         ---------------
Shares of beneficial interest outstanding                  25,647,219
                                                         ---------------
Class A shares:
  Net asset value per share (net assets of $207,504,082
    / 15,767,359 shares of beneficial interest
    outstanding)                                             $13.16
                                                         ---------------
  Offering price per share (100/94.25)                       $13.96
                                                         ---------------
Class B shares:
  Net asset value and offering price per share
    (net assets of $129,858,468 / 9,879,860 shares of
    beneficial interest outstanding)                         $13.14
                                                         ---------------
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations

=========================================================================
Year Ended August 31, 1996
-------------------------------------------------------------------------
Net investment income:
Income -
 Dividends                                                $  2,972,654
 Interest                                                      206,009
                                                         ----------------
  Total investment income                                 $  3,178,663
                                                         ----------------
Expenses -
 Management fee                                           $  2,731,358
 Trustees' compensation                                         46,448
 Shareholder servicing agent fee (Class A)                     306,661
 Shareholder servicing agent fee (Class B)                     351,428
 Distribution and service fee (Class A)                        715,542
 Distribution and service fee (Class B)                      1,597,402
 Custodian fee                                                 167,222
 Postage                                                        97,783
 Printing                                                       40,198
 Auditing fees                                                  22,945
 Miscellaneous                                                 271,311
                                                         ----------------
  Total expenses                                          $  6,348,298
 Fees paid indirectly                                          (12,804)
                                                         ----------------
  Net expenses                                            $  6,335,494
                                                         ----------------
   Net investment loss                                    $ (3,156,831)
                                                         ----------------
Realized and unrealized gain (loss) on investments:
Realized gain (loss) (identified cost basis) -
 Investment transactions                                  $ 62,520,394
 Foreign currency transactions                                 (61,695)
                                                         ----------------
  Net realized gain on investments and foreign currency
   transactions                                           $ 62,458,699
                                                         ----------------
Change in unrealized appreciation (depreciation) -
 Investments                                              $(45,740,155)
 Translation of assets and liabilities in foreign
  currencies                                                        69
                                                         ----------------
  Net unrealized loss on investments and foreign
   currency translation                                   $(45,740,086)
                                                         ----------------
   Net realized and unrealized gain on investments and
    foreign currency                                      $ 16,718,613
                                                         ----------------
    Increase in net assets from operations                $ 13,561,782
                                                         ----------------

See notes to financial statements

Statement of Changes in Net Assets

=========================================================================
Year Ended August 31,                              1996             1995
-------------------------------------------- ----------------  ----------------
Increase (decrease) in net assets:
From operations -
Net investment loss                            $  (3,156,831)   $  (2,610,783)
Net realized gain on investments
  and foreign currency transactions               62,458,699       52,247,905
Net unrealized gain (loss) on
  investments and foreign currency
  translation                                    (45,740,086)      29,148,730
                                             ----------------  ----------------
 Increase in net assets from operations        $  13,561,782    $  78,785,852
                                             ----------------  ----------------
Distributions declared to shareholders -
From net realized gain on investments and
  foreign currency transactions (Class A)      $ (37,126,652)   $  (8,991,673)
From net realized gain on investments and
  foreign currency transactions (Class B)        (28,912,351)     (14,927,407)
                                             ----------------  ----------------
 Total distributions declared to
  shareholders                                 $ (66,039,003)   $ (23,919,080)
                                             ----------------  ----------------
Fund share (principal) transactions -
Net proceeds from sale of shares               $ 105,543,935    $ 126,368,710
Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                                   60,342,057       21,847,531
Cost of shares reacquired                       (154,185,704)    (160,496,119)
                                             ----------------  ----------------
 Increase (decrease) in net assets
   from Fund share transactions                $  11,700,288    $ (12,279,878)
                                             ----------------  ----------------
  Total increase (decrease) in
    net assets                                 $ (40,776,933)   $  42,586,894
Net assets:
At beginning of period                           378,139,483      335,552,589
                                             ----------------  ----------------
At end of period (including accumulated
  net investment loss of $257,410,
  and $69,538, respectively)                   $ 337,362,550    $ 378,139,483
                                             ----------------  ----------------

See notes to financial statements

Financial Highlights

=========================================================================

                                                     Nine
                                Year Ended      Months Ended   Period Ended
                                 August 31,      August 31,    November 30,
                             ------------------ -------------  -------------
                              1996         1995          1994         1993*
----------------------------------------------------------------------------
                                                 Class A
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value --
  beginning of period        $15.55    $13.41      $15.50        $15.68
                             -----------------  -------------  -------------
Income from investment
  operations# --
 Net investment loss         $(0.08)   $(0.05)     $(0.03)       $(0.02)
 Net realized and
  unrealized gain (loss)
   on investments and
  foreign currency
   transactions                0.58      3.22        0.77         (0.16)
                             -----------------  -------------  -------------
   Total from investment
    operations               $ 0.50    $ 3.17      $ 0.74        $(0.18)
                             -----------------  -------------  -------------
Less distributions declared
  to shareholders
  from net realized gain on
  investments and foreign
  currency transactions      $(2.89)   $(1.03)     $(2.83)       $   --
                             -----------------  -------------  -------------
Net asset value -- end of
  period                     $13.16    $15.55      $13.41        $15.50
                             -----------------  -------------  -------------
Total return++                 3.92%    26.12%       5.12%+++     (5.99)%+
Ratios (to average net
  assets)/Supplemental
  data:
 Expenses##                    1.43%     1.46%       1.52%+        1.59%+
 Net investment loss          (0.56)%   (0.34)%     (0.26)%+      (0.75)%+
Portfolio turnover              117%      115%         76%          106%
Average commission rate###    $0.0411  $   --        $  --       $   --
Net assets at end of period
  (000 omitted)              $207,504  $178,367      $121,498      $136,179

  *For the period from the commencement of offering of Class A shares, September 20, 1993 to November 30, 1993.

  + Annualized.

+++ Not annualized.

 ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

  # Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.


See notes to financial statements

=========================================================================
                                                                      Nine
                                                                    Months
                                                  Year Ended         Ended
                                                  August 31,    August 31,
                                      ----------------------  -------------
                                            1996        1995          1994
--------------------------------------------------------------------------
                                                    Class B
--------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                               $ 15.46     $ 13.35      $15.49
                                     ----------- -----------  -------------
Income from investment operations# -
 Net investment loss                   $ (0.18)    $ (0.14)     $(0.10)
 Net realized and unrealized gain
   on investments and foreign
   currency transactions                  0.58        3.20        0.75
                                     ----------- -----------  -------------
   Total from investment
     operations                        $  0.40     $  3.06      $ 0.65
                                     ----------- -----------  -------------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                $ (2.72)    $ (0.95)     $(2.79)
                                     ----------- -----------  -------------
Net asset value - end of period        $ 13.14     $ 15.46      $13.35
                                     ----------- -----------  -------------
Total return                              3.17%      25.19%       4.47%+++
Ratios (to average net assets)/Supplemental data:
 Expenses##                               2.15%       2.18%       2.26%+
 Net investment loss                     (1.27)%     (1.06)%     (1.01)%+
Portfolio turnover                         117%        115%         76%
Average commission rate###               $0.0411   $    --      $   --
Net assets at end of period
  (000 omitted)                       $129,858    $199,773    $214,055


                                           Year Ended November 30,
                                     -----------------------------------
                                            1993      1992      1991
 -----------------------------------------------------------------------
                                                     Class B
 -----------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                  $15.42    $13.00    $ 9.23
                                     ----------- ----------- --------
Income from investment operations# -
 Net investment loss                      $(0.25)   $(0.24)   $(0.12)
 Net realized and unrealized gain
   on investments and foreign
   currency transactions                    0.94      2.66      3.89
                                     ----------- ----------- --------
   Total from investment
     operations                           $ 0.69    $ 2.42    $ 3.77
                                     ----------- ----------- --------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                  $(0.62)    $   --    $   --
                                     ----------- ----------- --------
Net asset value - end of period          $15.49     $15.42    $ 13.00
                                     ----------- ----------- --------
Total return                                4.50%    18.62%     40.85%
Ratios (to average net assets)/Supplemental data:
 Expenses##                                 2.21%     2.37%      2.44%
 Net investment loss                       (1.55)%   (1.85)%    (1.00)%
Portfolio turnover                           106%       22%         59%
Average commission rate###              $     --    $   --    $    --

Net assets at end of period
  (000 omitted)                        $232,982    $249,493   $190,232

  + Annualized.

+++ Not annualized.

  # Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.


 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

=========================================================================
Year Ended November 30,             1990      1989      1988     1987**
-------------------------------------------------------------------------
                                                 Class B
-------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                          $ 11.32    $ 7.86    $ 6.94    $ 6.50
                                 --------- --------- ---------  ---------
Income from investment
  operations -
 Net investment income (loss)     $ (0.03)   $ 0.03    $ 0.09    $ 0.03
 Net realized and unrealized
  gain (loss) on investments and
  foreign currency transactions     (2.06)     3.51      0.89      0.42
                                 --------- --------- ---------  ---------
  Total from investment
  operations                      $ (2.09)   $ 3.54    $ 0.98    $ 0.45
                                 --------- --------- ---------  ---------
Less distributions declared to
  shareholders from net realized
  gain on investments and
  foreign currency transactions   $   --     $(0.08)   $(0.06)   $(0.01)
                                 --------- --------- ---------  ---------
Net asset value - end of period   $  9.23    $11.32    $ 7.86    $ 6.94
                                 --------- --------- ---------  ---------
Total return                       (18.46)%   45.35%    14.06%     7.47%+
Ratios (to average net
  assets)/Supplemental data:
 Expenses                            2.50%     2.52%     2.31%     2.25%+
 Net investment income (loss)       (0.27)%    0.37%     1.08%     0.09%+
Portfolio turnover                     79%       84%       146%      163%
Net assets at end of period (000
  omitted)                        $152,132  $180,416   $137,311  $134,762

** For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.

 + Annualized.

See notes to financial statements

   Notes to Financial Statements

   (1) Business and Organization

MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   (2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

   Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

   Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1996, $2,968,959 was reclassified from accumulated net realized gain on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share. At August 31, 1996, the realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for tax spillback.

   Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

   (3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

   The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $14,174 for the year ended August 31, 1996.

   Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $29,911 for the year ended August 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

   The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

   The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $75,308 for the year ended August 31, 1996. Fees incurred under the distribution plan during the year ended August 31, 1996 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

   The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $54,123 for Class B shares for the year ended August 31, 1996. Fees incurred under the distribution plan during the year ended August 31, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

   Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1996 were $86 and $122,087 for Class A and Class B shares, respectively.

   Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

   (4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $424,505,698 and $492,973,362, respectively.

   The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                      $311,583,773
                                   ---------------
Gross unrealized appreciation       $ 49,223,844
Gross unrealized depreciation        (28,843,614)
                                   ---------------
   Net unrealized appreciation      $ 20,380,230
                                   ---------------

   (5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

 Class A Shares             Year Ended                    Year Ended
                          August 31, 1996               August 31, 1995
                    ---------------------------- -----------------------------
                      Shares         Amount         Shares         Amount
------------------ -------------  -------------- ----------------------------
Shares sold          4,380,258    $  63,996,858     3,546,423   $  50,859,620
Shares issued to
  shareholders
 in
  reinvestment of
  distributions      2,625,824       33,269,508       694,041       8,168,939
Shares reacquired   (2,712,657)     (38,139,937)   (1,829,247)    (24,588,500)
                   -------------  -------------- ----------------------------
 Net increase        4,293,425    $  59,126,429     2,411,217   $  34,440,059
                   -------------  -------------- ----------------------------
Class B Shares     Year Ended                    Year Ended
                   August 31, 1996               August 31, 1995
                    ---------------------------- -----------------------------
                        Shares           Amount        Shares          Amount
------------------ -------------  -------------- ----------------------------
Shares sold          2,993,295    $  41,547,077     5,728,388   $  75,509,090
Shares issued to
  shareholders in
  reinvestment of
  distributions      2,128,326       27,072,549     1,162,148      13,678,592
Shares reacquired   (8,163,355)    (116,045,767)  (10,002,205)   (135,907,619)
                   -------------  -------------- ----------------------------
 Net decrease       (3,041,734)   $ (47,426,141)   (3,111,669)  $ (46,719,937)
                   -------------  -------------- ----------------------------

   (6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1996 was $4,230.

Independent Auditors' Report

To the Trustees of MFS Series Trust I and Shareholders of MFS
Managed Sectors Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Sectors Fund as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1996, and 1995, and the financial highlights for the years ended August 31, 1996 and 1995, the nine months ended August 31, 1994, and each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Managed Sectors Fund at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 4, 1996

 -----------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

The MFS Family of Funds(R)

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message anytime). This material should be read carefully before investing or sending money.

Stock
-------------------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Capital Growth Fund
MFS(R) Emerging Growth Fund
MFS(R) Gold & Natural Resources Fund
MFS(R) Growth Opportunities Fund
MFS(R) Managed Sectors Fund
MFS(R) OTC Fund
MFS(R) Research Fund
MFS(R) Value Fund

Stock and Bond
-------------------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

Bond
-------------------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

Limited Maturity Bond
-------------------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund
-------------------------------------------------------------
World
----------------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets Equity Fund MFS(R)/Foreign & Colonial International Growth Fund MFS(R)/Foreign & Colonial International Growth and Income Fund MFS(R) World Asset Allocation Fund(SM)
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

National Tax-Free Bond
----------------------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund

State Tax-Free Bond
----------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia,
Maryland, Massachusetts, Mississippi, New York, North Carolina,
Pennsylvania, South Carolina, Tennessee, Virginia,
West Virginia

Money Market
----------------------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund
----------------------------------------------------------------

MFS(R) Managed Sectors Fund

Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor;
Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Fund Manager
Kenneth J. Enright

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

*Affiliated with the Investment Adviser

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditor
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

Web Site

http://www.mfs.com

DALBAR SEAL

  [Dalbar seal:]             For the second year in a
-------------------          row, MFS earned a #1
   MFS Rated #1              ranking in DALBAR,
 TOP-RATED SERVICE           Inc.'s Broker/Dealer
-------------------          Survey, Main Office
                             Operations Service
                             Quality category. The
                             Firm achieved a 3.49
overall score -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm." The 1996 survey results were not available at the time of this printing.

                                     [Dalbar seal:]
MFS(R)                             -------------------
Managed                               MFS Rated #1
Sectors Fund                        TOP-RATED SERVICE
                                   -------------------
500 Boylston Street
Boston, MA 02116

[MFS logo]
INVESTMENT MANAGEMENT

We invented the mutual fund(SM)


(C) MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116



Bulk Rate
U.S. Postage
P A I D
Permit #55638
Boston, MA

MMS-2-10/96 54M  08/208


[Front Cover]

[MFS logo]
INVESTMENT MANAGEMENT

We invented the mutual fund(SM)

MFS(R) Managed Sectors Fund

[Photo: close-up of computer keyboard keys]


Annual Report
for Year Ended
August 31, 1996